UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014 (June 13, 2014)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2014 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) held on June 13, 2014 (the “Annual Meeting”), the Company’s shareholders approved the Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan (the “Plan”). The Plan was previously adopted by Regeneron’s Board of Directors (the “Board”) on April 4, 2014 based upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”).

A description of the material terms of the Plan is set forth on pages 82 – 87 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2014 (the “Proxy Statement”) and is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix B to the Proxy Statement and is incorporated herein by reference.

In connection with the shareholder approval of the Plan, the Compensation Committee approved on June 13, 2014 forms of award agreements under the Plan, pursuant to which non-qualified stock options, incentive stock options and shares of restricted stock may be issued to the Company’s executive officers, and non-qualified stock options may be issued to the non-employee members of the Board. Copies of the forms of award agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

Proposal 1 – Election of Directors

The following nominees for Class II directors were elected to serve until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alfred G. Gilman, M.D., Ph.D.	100,575,968	5,494,707	4,408,042
Joseph L. Goldstein, M.D.	96,908,736	9,161,939	4,408,042
Christine A. Poon	96,950,738	9,119,937	4,408,042
P. Roy Vagelos, M.D.	105,302,475	768,200	4,408,042

The following nominee for a Class I director was elected to serve until the 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualified based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Ingram	104,579,164	1,491,511	4,408,042

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved based upon the following votes:

For:	110,033,842
Against:	313,526
Abstain:	131,349

Proposal 3 – Advisory Vote on Executive Compensation

The resolution to approve, on an advisory basis, the compensation of the Company’s Named Officers as disclosed in the Proxy Statement was approved based upon the following votes:

For:	65,888,396
Against:	40,034,143
Abstain:	148,136
Broker Non-Votes:	4,408,042

Proposal 4 – Approval of 2014 Long-Term Incentive Plan

The proposal to approve the Plan was approved based upon the following votes:

For:	65,053,023
Against:	40,855,936
Abstain:	161,716
Broker Non-Votes:	4,408,042

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of stock option agreement and related notice of grant for use in connection with the grant of non-qualified stock options to Regeneron’s executive officers.

10.2	Form of stock option agreement and related notice of grant for use in connection with the grant of incentive stock options to Regeneron’s executive officers.

10.3	Form of restricted stock award agreement and related notice of grant for use in connection with the grant of restricted stock awards to Regeneron’s executive officers.

10.4	Form of stock option agreement and related notice of grant for use in connection with the grant of non-qualified stock options to Regeneron’s non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Senior Vice President, General Counsel and
Secretary

Date: June 18, 2014

EXHIBIT INDEX

Number	Description

10.1	Form of stock option agreement and related notice of grant for use in connection with the grant of non-qualified stock options to Regeneron’s executive officers.

10.2	Form of stock option agreement and related notice of grant for use in connection with the grant of incentive stock options to Regeneron’s executive officers.

10.3	Form of restricted stock award agreement and related notice of grant for use in connection with the grant of restricted stock awards to Regeneron’s executive officers.

10.4	Form of stock option agreement and related notice of grant for use in connection with the grant of non-qualified stock options to Regeneron’s non-employee directors.